SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 26, 2001


                               VECTREN CORPORATION

             (Exact name of registrant as specified in its charter)


      Indiana                          1-15467                 35-2086905
-------------------------------  ------------------------  ------------------
    (State of Incorporation)     (Commission File Number) (I.R.S. Employer
                                                           Identification No.)

    20 N.W. Fourth Street

   Evansville, Indiana                                             47741
   ------------------------   ----------------------------         ----------
(Address of principal executive offices)                           (Zip Code)



        Registrant's telephone number, including area code (812)491-4000


                                       N/A

                       (Former name or address, if changed
                              since last report.)

Item 5.  Other Events

On July 26, 2001, Vectren Corporation (the Company) released financial information to the investment community regarding the Company's results of operations for the three, six and twelve month periods ended June 30, 2001. The financial information released is included herein. This information does not include footnote disclosures and should not be considered complete financial statements.

In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company is hereby filing cautionary statements identifying important factors that could cause actual results of the Company and its subsidiaries, including Indiana Gas Company, Inc. and Southern Indiana Gas and Electric Company, to differ materially from those projected in forward-looking statements of the Company and its subsidiaries made by, or on behalf of, the Company and its subsidiaries.

Item 7. Exhibits

99-1 Press Release - Second Quarter 2001 Vectren Corporation Earnings

99-2 Cautionary  Statement for Purposes of the "Safe  Harbor"  Provisions of the
     Private Securities Litigation Reform Act of 1995

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                VECTREN CORPORATION
July 26, 2001


                                                By:  /s/ M. Susan Hardwick
                                                M. Susan Hardwick
                                                Vice President and Controller